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EXHIBIT 10.1

                          REGISTRATION RIGHTS AGREEMENT
                          -----------------------------


         THIS REGISTRATION RIGHTS AGREEMENT (this "AGREEMENT") is made and entered into as of January 28, 2005, by and among ACACIA RESEARCH CORPORATION, a Delaware corporation (the "COMPANY"), ACACIA GLOBAL ACQUISITION CORPORATION, a Delaware corporation, and a wholly owned subsidiary of Company (the "Purchaser"), and GLOBAL PATENT HOLDINGS, LLC, a Delaware limited liability company (the "SELLER").

         WHEREAS, the Purchaser and the Seller have entered into a Membership Interest Purchase Agreement dated as of even date herewith (the "PURCHASE AGREEMENT") pursuant to which the Purchaser is acquiring all of the outstanding membership interests of those subsidiaries of the Seller listed on SCHEDULE 1 hereto, each a limited liability company and a wholly owned subsidiary of the Seller.

         NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein, and other good and valuable consideration the sufficiency of which is hereby acknowledged, the parties hereto further agree as follows:

         1. DEFINITIONS. Each capitalized term used herein and not otherwise defined shall have the meaning given to such term in the Purchase Agreement. As used in this Agreement, the following terms shall have the following meanings:

                  "ADJUSTED EVENT DATE" has the meaning set forth in Section
2(b).

                  "ADVICE" has the meaning set forth in Section 5(c).

                  "COMMON STOCK" means Acacia Research-Acacia Technologies Common Stock, par value $0.001 per share, or any securities exchanged or substituted for such common stock.

                  "EFFECTIVENESS PERIOD" has the meaning set forth in Section 2(a).

                  "EVENT" has the meaning set forth in Section 2(b).

                  "EVENT DATE" has the meaning set forth in Section 2(b).

                  "FILING DATE" means, with respect to the Registration Statement required to be filed hereunder, a date that is the later of (i) within three (3) business days following the Closing; or (ii) within three (3) business days following the receipt by the Company of all information reasonably requested (the "REQUESTED INFORMATION") prior to the Closing Date by the Company for inclusion in the Registration Statement and necessary for the completion of the Registration Statement.

                  "HOLDER" or "HOLDERS" means the Seller and the shareholders (the "Selling Shareholders") in whose name the Purchase Shares are issued at Closing pursuant to Section 1.2(a)(ii) of the Purchase Agreement.

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                  "INDEMNIFIED PARTY" has the meaning set forth in Section 7(c).

                  "INDEMNIFYING PARTY" has the meaning set forth in Section
7(c).

                  "LOSSES" has the meaning set forth in Section 5(a).

                  "PROCEEDING" means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

                  "REGISTRABLE SECURITIES" means any and all of the Purchase Shares issuable pursuant to the Purchase Agreement, together with any shares of Common Stock issued or issuable upon any stock split, dividend or other distribution, recapitalization or any similar event with respect to the foregoing, or any securities into which any such securities are converted, exchanged or substituted in any recapitalization or other capital reorganization of the Company.

                  "REGISTRATION STATEMENT" means the registration statement registering the Registrable Securities pursuant to the Securities Act which are required to be filed hereunder, including (in each case) amendments and supplements to the registration statement, including pre- and post-effective amendments, all exhibits thereto , and all material incorporated by reference or deemed to be incorporated by reference in the registration statement.

                  "RULE 415" means Rule 415 promulgated by the Securities and Exchange Commission (the "COMMISSION") pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

                  "RULE 424" means Rule 424 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

                  "SECURITIES ACT" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (the "SECURITIES ACT").

         2. REGISTRATION.

                  (a) On or prior to the Filing Date, the Company shall prepare and file with the Commission the Registration Statement covering the resale of all of the Registrable Securities for an offering to be made on a continuous basis pursuant to Rule 415. The Registration Statement required hereunder shall be on Form S-3 (except if the Company is not then eligible to register for resale the Registrable Securities on Form S-3, in which event Registration shall be on another appropriate form available for the sale of the Registrable Securities by the Holders in accordance herewith). Subject to the terms of this Agreement, the Company shall use its reasonable best efforts to cause the Registration Statement to be declared effective under the Securities Act as promptly as possible after the filing thereof, and to use its reasonable best efforts to keep the Registration Statement continuously effective under the Securities Act from the date on which the Commission declares it effective until the date on which all Registrable Securities covered by the Registration Statement have been sold or may be sold without volume restrictions pursuant to Rule 144(k) as determined by counsel to the Company pursuant to a written opinion letter to such effect, addressed and reasonably acceptable to the Company's transfer agent and the Holders subject to such restrictions (the "EFFECTIVENESS PERIOD").

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                  (b) If (i) a Registration Statement is not filed on or prior to the Filing Date, or (ii) the Commission fails to declare such Registration Statement effective within (A) thirty (30) days following the Closing; or (B) one hundred (100) days following the Closing under circumstances where the Commission has notified the Company that the Registration Statement is under "review" by the Commission with respect to compliance with the Securities Act (any such failure or breach being referred to as an "EVENT," and for the purposes of clause (A) or clause (B), the date on which such Event occurs being referred to as an "EVENT DATE"), then commencing on such Event Date until each Event is cured by filing (with respect to (i) above) or by a declaration of effectiveness of such Registration Statement or the expiration of the Effectiveness Period (with respect to (ii) above), as applicable, the Company shall pay to Seller the sum of Three Thousand Dollars ($3,000.00) per day, in cash, as liquidated damages (the "LIQUIDATED DAMAGES") and not as a penalty, for up to sixty (60) days from the date of such Event (the "LIQUIDATED DAMAGES PERIOD"), and Seller shall distribute such sum among the Selling Shareholders as the Seller and the Selling Shareholders may separately agree, it being understood by all parties hereto that, with respect to the distribution among the Selling Shareholders, the Company's sole obligation under this Section (b) is to pay the Liquidated Damages amount directly to Seller, and not to distribution among the Selling Shareholders. Payment for any such Liquidated Damages shall be made no later than the first Trading Day of each calendar month immediately following any date such Liquidated Damages are incurred. If the Company fails to pay such Liquidated Damages to Seller pursuant to this Section
(b) in full within ten (10) days after the date on which such payment is due, the Company will pay interest thereon at the rate of ten percent (10%) per annum to Seller, accruing daily from the dates on which such Liquidated Damages are due until such amounts, including all interest thereon, are paid in full; PROVIDED, HOWEVER, that if the Company does not receive from Seller and each of the Holders the Requested Information (the "REQUEST DATE"), then the applicable Event Date shall be extended by the number of days beginning on the Request Date and ending on the day the Company has received all such Requested Information (the "ADJUSTED EVENT DATE"). Not withstanding anything contained in this Agreement to the contrary, if the Registration Statement has not been filed (with respect to (i) above) or declared effective (with respect to (ii) above) by the last day of the Liquidated Damages Period, then the Company shall continue to pay the Liquidated Damages to Seller as set forth above until the Event is cured by such filing or effectiveness, as applicable, in addition to any other rights to which the Seller and Holders may be entitled under either this Agreement or applicable law.

                  (c) PLAN OF DISTRIBUTION. Each Selling Shareholder shall be named as a selling security holder in the Registration Statement and related Prospectus in such a manner as to permit such Selling Shareholder to deliver such Prospectus to purchasers of Registrable Securities in accordance with applicable law under ordinary circumstances. The "PLAN OF DISTRIBUTION" section of the Registration Statement and Prospectus shall be substantially in the form of EXHIBIT "A" hereto (to the extent such inclusion is permitted under applicable Commission regulations and is consistent with comments received from the Commission during any Commission review of the Registration Statement).

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                  (d) BLACKOUT PERIODS. With respect to any registration
statement filed or to be filed pursuant to this Section 2, if the Company shall determine, in its good faith judgment, that to maintain the effectiveness of such registration statement (or, if no registration statement has yet been filed or become effective, to file such a registration statement or cause it to become effective) would (i) require the public disclosure of material non-public information concerning any transaction or negotiations involving the Company or any of its affiliates that would materially interfere with such transaction or negotiations or (ii) otherwise require premature disclosure of information, in either case that would be materially disadvantageous (a "DISADVANTAGEOUS CONDITION"), the Company may, for the shortest period possible, notify the Selling Shareholders and the Seller that such registration statement is unavailable for use; provided, that the Company shall not exercise such rights for a period of more than 45 days from the date of delivery of such notice to the Seller and the Selling Shareholders, and in any event when aggregated with any other Disadvantageous Suspension or Regulatory Suspension not more than an aggregate of 90 days in any 365-day period. If the Company exercises such right, it will provide written notice thereof to the Seller and the Selling Shareholders and the Seller, and upon the receipt of any such notice, the Selling Shareholders shall forthwith discontinue use of the prospectus contained in such registration statement as provided in this Section 2(d) ("DISADVANTAGEOUS SUSPENSION"), subject to the payment of Liquidated Damages pursuant to Section (b); provided, that, if at the time of the receipt of such notice any of the Seller and Selling Shareholder shall have sold Registrable Securities (or have signed a firm commitment underwriting agreement with respect to the purchase of such securities) and the Disadvantageous Condition is not of a nature that would require a post-effective amendment to the Registration Statement, then the Company shall use its reasonable best efforts to take such action as will permit such securities to be timely delivered. If any Disadvantageous Condition shall cease to exist, the Company shall promptly notify the Selling Shareholders and the Seller to such effect. Liquidated Damages shall accrue commencing on and including the date of delivery to the Seller and the Selling Shareholders of the notice of a Disadvantageous Suspension and shall continue until the date of delivery of the notice of cessation referenced in the preceding sentence, and payment for any such Liquidated Damages shall be made no later than the first Trading Day of each calendar month immediately following any date such Liquidated Damages are accrued.

         3. REGISTRATION PROCEDURES. In connection with the Company's registration obligations hereunder, the Company shall:

                  (a) Not less than five (5) Trading Days prior to the filing of the Registration Statement or any related Prospectus or any amendment or supplement thereto, the Company shall furnish to Seller copies of all such documents proposed to be filed (including documents incorporated or deemed incorporated by reference to the extent requested by Seller). The Company shall not file the Registration Statement or any such Prospectus or any amendments or supplements thereto to which Seller shall reasonably object in good faith, provided that the Company is notified of such objection in writing no later than three (3) Trading Days after the Seller has been so furnished copies of such documents; provided further, that if such objection by Seller is based solely on information provided to the Company by any Holder or Holders, then any applicable Event Date shall be extended by the number of days which lapse between the date the Company is notified by Seller of such objection and the date which the revised or corrected information is delivered to the Company.

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                  (b) (i) Prepare and file with the Commission such amendments, including post-effective amendments, to the Registration Statement and the Prospectus used in connection therewith as may be necessary to keep the Registration Statement continuously effective as to the applicable Registrable Securities during the Effectiveness Period; (ii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement, and as so supplemented or amended to be filed pursuant to Rule 424; (iii) respond as promptly as reasonably possible to any comments received from the Commission with respect to the Registration Statement or any amendment thereto and, as promptly as reasonably possible, upon request, provide the Seller true and complete copies of all correspondence from and to the Commission relating to the Registration Statement; and (iv) comply with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all securities covered by the Registration Statement during the applicable period in accordance with the intended methods of disposition by the Holders thereof set forth in the Registration Statement, as so amended, or in such Prospectus, as so supplemented.

                  (c) Notify Seller as promptly as reasonably possible and confirm such notice in writing promptly following the day (i)(A) when a Prospectus or any Prospectus supplement or post-effective amendment to the Registration Statement is proposed to be filed; (B) when the Commission notifies the Company whether there will be a "review" of the Registration Statement and whenever the Commission comments in writing on the Registration Statement (the Company shall upon request provide true and complete copies thereof and all written responses thereto to Seller); and (C) with respect to the Registration Statement or any post-effective amendment, when the same has become effective;
(ii) of any request by the Commission or any other Federal or state governmental authority during the Effectiveness Period for amendments or supplements to the Registration Statement or Prospectus; (iii) of the issuance by the Commission or any other federal or state governmental authority of any stop order suspending the effectiveness of the Registration Statement covering any or all of the Registrable Securities or the initiation of any Proceedings for that purpose;
(iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose; and (v) of the occurrence of any event or passage of time that makes (A) the financial statements included in the Registration Statement ineligible for inclusion therein or (B) any statement made in the Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to the Registration Statement, Prospectus or other documents so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading and, in the case of the Prospectus, it will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

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                  (d) Use reasonable best efforts to avoid the issuance of, or, if issued, obtain the withdrawal of (i) any order suspending the effectiveness of the Registration Statement, or (ii) any suspension of the qualification (or exemption from qualification) of any Registrable Security for sale in any jurisdiction, at the earliest practicable moment, in each case at the earliest practicable moment. The Company agrees to use its reasonable best efforts to amend the Registration Statement within fifteen (15) days after such cessation of effectiveness in a manner reasonably expected to obtain the withdrawal of any order suspending the effectiveness thereof.

                  (e) Furnish to each Seller, without charge, at least one conformed copy of the Registration Statement and each amendment thereto, including financial statements and schedules, all documents incorporated or deemed to be incorporated therein by reference to the extent requested by Seller, and all exhibits to the extent requested by Seller (including those previously furnished or incorporated by reference) promptly after the filing of such documents with the Commission.

                  (f) Promptly deliver to each Holder, without charge, as many copies of the Prospectus or Prospectuses (including each form of prospectus) and each amendment or supplement thereto as such persons may reasonably request. Subject to the terms of this Agreement, the Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto, except after the Company's giving of any notice pursuant to Section 3(c).

                  (g) Prior to any resale of Registrable Securities by a Holder,
(i) to register or qualify such Registrable Securities for the resale by the Holder under the securities laws of the United States, applicable states thereof or cooperate with the selling Holders in connection with the registration or qualification (or exemption from the Registration or qualification) of such Registrable Securities for the resale by the Holder under the securities or Blue Sky laws of such jurisdictions within the United States as any Holder reasonably requests in writing, (ii) to cause such Registrable Securities to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Company, (iii) to keep such Registration Statement or qualification (or exemption therefrom) effective during the Effectiveness Period and (iv) to do any and all other acts or things reasonably necessary to enable the disposition in such jurisdictions of the Registrable Securities covered by the Registration Statement; provided, that the Company shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified, subject the Company to any material tax in any such jurisdiction where it is not then so subject or file a general consent to service of process in any such jurisdiction.

                  (h) If requested by the Holders, cooperate with the Holders to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be delivered to a transferee pursuant to the Registration Statement, which certificates shall be free, to the extent permitted by the Purchase Agreement, of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as any such Holders may request.

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                  (i) Upon the occurrence of any event contemplated by Section
3(c)(v), as promptly as reasonably possible, prepare a supplement or amendment, including a post-effective amendment, to the Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, neither the Registration Statement nor such Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. If the Company notifies Seller ("SUSPENSION NOTICE") of the occurrence of any event described in clauses (ii) through (v) of Section 3(c) above and to suspend the use of any Prospectus until the requisite changes to such Prospectus have been made, then Seller shall inform Holders to suspend use of such Prospectus. The Company will use its best efforts to ensure that the use of the Registration Statement and Prospectus may be resumed by each of the Holders as promptly as is practicable and that the Regulatory Suspension (as hereinafter defined) remains in effect for the shortest period possible; PROVIDED, that the period of such Regulatory Suspension shall not exceed a period of 45 days from the date of delivery of notice thereof by the Company to the Selling Shareholders, and in any event when aggregated with any other Regulatory Suspension or Disadvantageous Suspension shall not exceed more than an aggregate of 90 days in any 365-day period. Subject to giving effect to the preceding sentence and after giving written notice thereof to the Selling Shareholders and the Seller, the Company shall be entitled to exercise its right under this Section 3(i) to suspend the availability of a Registration Statement and Prospectus ("REGULATORY SUSPENSION"), subject to the payment of Liquidated Damages pursuant to Section 2(b). Liquidated Damages shall accrue commencing on and including the date of delivery of such notice and shall continue until the date of termination of such Regulatory Suspension, and payment for any such Liquidated Damages shall be made no later than the first Trading Day of each calendar month immediately following any date such Liquidated Damages are accrued.

                  (j) Comply with all applicable rules and regulations of the Commission.

                  (k) Cause all Registrable Securities covered by such Registration Statement, or supplement or amendment thereto, to be listed on each securities exchange or markets on which the Common Stock, or securities exchanged or substituted for such Common Stock, are then listed or quoted, and cooperate with each seller (and any underwriter) participating in the disposition of such Registrable Securities, in connection with any filings required to be made with any such exchange or markets.

                  (l) The Company may require each Holder to furnish to the Company a certified statement as to the number of shares of Common Stock beneficially owned by such Holder and, if required by the Commission, the person thereof that has voting and dispositive control over the Purchase Shares. During any periods that the Company is unable to meet its obligations hereunder with respect to the registration of the Registrable Securities solely because any Holder fails to furnish such information within five (5) Trading Days of the Company's request, any Liquidated Damages that are accruing at such time shall be tolled and any Event that may otherwise occur solely because of such delay shall be suspended, until such information is delivered to the Company.

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                  (m) Use its commercially reasonable efforts to take all
actions requested by a Holder or the managing underwriter engaged by the Holder in order to facilitate the disposition of such Registrable Securities.

         4. REGISTRATION EXPENSES. All fees and expenses incident to the performance of or compliance with this Agreement shall be borne by the Company whether or not a Registration Statement is declared effective or any Registrable Securities are sold pursuant to the Registration Statement. The fees and expenses referred to in the foregoing sentence shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses (A) with respect to filings required to be made with any securities exchange or market on which the Common Stock is then listed for trading, and (B) relating to compliance and qualification with applicable state securities or Blue Sky laws), (ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities), (iii) messenger, telephone and delivery expenses, (iv) fees and disbursements of counsel for the Company, and (v) fees and expenses of all other persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement. Notwithstanding the preceding sentence, other than as set forth in Section 5(c) hereof, the Holders shall be solely responsible for all fees and expenses of any counsel retained by any of them, and will bear all underwriting discounts and all selling commissions from the sale of the Registrable Securities by the Holders.

         5. INDEMNIFICATION

                  (a) INDEMNIFICATION BY THE COMPANY. The Company shall, notwithstanding any termination of this Agreement, indemnify and hold harmless Seller, each Holder, the officers, directors, agents and employees of each of them, each Person who controls any such Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, agents and employees of each such controlling Person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable attorneys' fees) and expenses (collectively, "LOSSES"), (i) arising out of or based upon any untrue or alleged untrue statement of a material fact contained in the Registration Statement, any Prospectus or in any amendment or supplement thereto, or (ii) arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, or (iii) any violation by the Company of the Securities Act, the Exchange Act or any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law, except to the extent, but only to the extent, that such Losses are caused by (Y) such untrue statements or omissions or alleged untrue statements or omissions based upon information regarding any Holder furnished in writing to the Company by such Holder expressly for use therein, or (Z) in the case of an occurrence of an event of the type specified in Section 3(c)(ii)-(v), the use by such Holder of an outdated or defective Prospectus after the date the Holder has received notice from the Company in writing that such Prospectus is outdated or defective and prior to the receipt by such Holder of the Advice contemplated in Section 7(c). The Company shall notify the Holders promptly of the institution, threat or assertion of any Proceeding of which the Company is aware in connection with the transactions contemplated by this Agreement.

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                  (b) INDEMNIFICATION BY HOLDERS. Each Holder shall, severally and not jointly, indemnify and hold harmless the Company, its directors, officers, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling Persons, to the fullest extent permitted by applicable law, from and against all Losses, as incurred, to the extent arising out of or based upon (x) such Holder's failure to deliver the Prospectus provided by the Company in accordance with this Agreement, or (y) any untrue or alleged untrue statement of a material fact contained in any Registration Statement, any Prospectus, or any form of prospectus, or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading (i) to the extent, but only to the extent, that such untrue statement or omission is contained in any information regarding any Holder so furnished in writing by such Holder to the Company expressly for inclusion in the Registration Statement or such Prospectus or (ii) in the case of an occurrence of an event of the type specified in Section 3(c)(ii)-(v), the use by such Holder of an outdated or defective Prospectus after the date the Holder has received notice from, or has been delivered notice to Holder's address last given to, the Company in writing that such Prospectus is outdated or defective and prior to the receipt by or such delivery to such Holder of the Advice contemplated in Section 7(c). In no event shall the liability of any selling Holder hereunder be greater in amount than the dollar amount of the net proceeds received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

                  (c) CONDUCT OF INDEMNIFICATION PROCEEDINGS. If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an "INDEMNIFIED PARTY"), such Indemnified Party shall promptly notify the Person from whom indemnity is sought (the "INDEMNIFYING PARTY") in writing, and the Indemnifying Party shall have the right to assume the defense thereof, including the employment of counsel mutually satisfactory to the parties and the payment of all fees and expenses incurred in connection with defense thereof, provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have prejudiced the Indemnifying Party.

                           An Indemnified Party shall have the right to employ
separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (1) the Indemnifying Party has agreed in writing to pay such fees and expenses; (2) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel

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reasonably satisfactory to such Indemnified Party in any such Proceeding; or (3)
the named parties to any such Proceeding(including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel that a conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case of subclause (3), if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying
Party shall not have the right to assume the defense thereof and the reasonable fees and expenses of one separate counsel for all Indemnified Parties shall be at the expense of the Indemnifying Party). The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding.

                           Subject to the terms of this Agreement, all
reasonable fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section) shall be paid to the Indemnified Party, as incurred, within ten Trading Days of written notice thereof to the Indemnifying Party; provided, that the Indemnified Party shall promptly reimburse the Indemnifying Party for that portion of such fees and expenses applicable to such actions for which such Indemnified Party is not entitled to indemnification hereunder, determined based upon the relative faults of the parties (determined as set forth in Section 5(d) hereof).

                  (d) CONTRIBUTION. If the indemnification provided for in this
Section 5 is unavailable (by reason of, without limitation, public policy or otherwise) to an Indemnified Party under Section 6(a) or 6(b) in respect of any Losses or is insufficient to hold such Indemnified Party harmless, then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall severally but not jointly, contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party or Parties, on the one hand, and such Indemnified Party, on the other hand, in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party or Parties, on the one hand, and Indemnified Party, on the other hand, shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in this Agreement, any reasonable attorneys' or other reasonable fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section was available to such party in accordance with its terms.

                           The parties hereto agree that it would not be just
and equitable if contribution pursuant to this Section 5(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 5(d), no Holder shall be required to contribute, in the aggregate, any amount in excess of the amount by which the net proceeds actually received by such Holder from the sale of the Registrable Securities subject or giving rise to the Proceeding, except in the case of fraud by such Holder.

                           The indemnity and contribution agreements contained
in this Section are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties.

                  (e) The provisions of this Section 5 shall survive so long as Registrable Securities remain outstanding, notwithstanding any permitted transfer of the Registrable Securities by any Holder or any termination of this Agreement.

         6. COMPANY REPRESENTATIONS. The Company represents and warrants to the Seller as follows:

                  (a) AUTHORIZATION. All corporate action on the part of the Company, its officers, directors and stockholders necessary for the authorization, execution and delivery of this Agreement and the performance of all obligations of the Company hereunder has been taken or will be taken prior to the Closing.

                  (b) STATUS OF PURCHASE SHARES. The Purchase Shares, when issued pursuant to the terms of the Purchase Agreement, will be duly authorized, validly issued and outstanding, fully paid and nonassessable, free and clear of any mortgage, pledge, security interest, charge, lien or encumbrance of any kind, and will not be in violation of any preemptive or similar rights of any person. The Company is not bound by any agreement or understanding restricting its right to issue or transfer the Purchase Shares.

                  (c) SEC FILINGS. Neither Company's Report on Form 10-K for the year ended December 31, 2003 nor any other document filed by the Company with the Securities and Exchange Commission ("SEC") since March 3, 2004 (collectively, the "SEC FILINGS"), contained a misstatement of a material fact or failed to state a material fact required to be stated therein or necessary to make the statements made therein not misleading as of the date such filing was made. The consolidated financial statements of the Company and its subsidiaries included in the SEC Filings comply as to form in all material respects with applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto, have been prepared or, for Company filings after the date hereof, will be prepared in accordance with GAAP applied on a consistent basis throughout the periods involved (except as may be indicated in the notes thereto or, in the case of the unaudited interim financial statements, as permitted by Form 10-Q of the SEC) and fairly present or, for Company filings after the date hereof, will fairly present (subject, in the case of the unaudited interim financial statements, to normal, year-end audit adjustments, which are not material in amount) the consolidated financial position of the Company and its subsidiaries as at the dates thereof and the consolidated results of their operations and cash flow for the periods then ended.

                  (d) PRIVATE OFFERING; NO INTEGRATED OFFERING. Assuming the accuracy of the Seller's representations and warranties in Section 8 hereto, the offer and sale of the Purchase Shares to the Seller and issuance of the Purchase Shares to the Holders pursuant to the Purchase Agreement is exempt from the registration and prospectus delivery requirements of the Securities Act. Neither the Company nor any person acting on its behalf has offered or will offer Common Stock or the Purchase Shares or any part thereof or any similar securities for issuance or sale to, or has solicited or will solicit any offer to acquire any of the same from, any person so as to bring the issuance and sale by the Company of the Purchase Shares within the provisions of the registration and prospectus delivery requirements of the Securities Act. The Company has not offered, sold, contracted to sell, pledged or disposed of, and will not at any time offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, any securities under circumstances where such offer, sale, pledge, contract or disposition would cause the exemption under the Securities Act pursuant to which the Purchase Shares are issuable without registration to the Seller and Holders to cease to be applicable to the offer and sale of the Purchase Shares or cause them to be integrated with any prior offering of securities of the Company for purposes of the Securities Act (in circumstances which would require registration of the Purchase Shares) or any applicable shareholder approval provisions under any securities exchange or market upon which the Common Stock is listed or quoted.

                  (e) INVESTMENT COMPANY ACT. The Company is not, and during the term of this Agreement will not be, an "investment company," or a company "controlled by" an "investment company," within the meaning of the Investment Company Act of 1940, as amended.

         7. MISCELLANEOUS.

                  (a) REMEDIES. In the event of a breach by the Company or by a Holder, of any of their obligations under this Agreement, each Holder or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company and each Holder agree that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.

                  (b) COMPLIANCE. Each Holder covenants and agrees that it will comply with the prospectus delivery requirements of the Securities Act as applicable to it in connection with sales of Registrable Securities pursuant to the Registration Statement.

                  (c) DISCONTINUED DISPOSITION. Each Holder agrees by its acquisition of such Registrable Securities that, upon receipt of a notice from the Company of a Suspension Notice and subject to the provisions and limitation of Section 3(i), such Holder will forthwith discontinue disposition of such Registrable Securities under the Registration Statement until such Holder's receipt of the copies of the supplemented Prospectus and/or amended Registration Statement or until it is advised in writing (the "ADVICE") by the Company that the use of the applicable Prospectus may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus or Registration Statement. The Company may provide appropriate stop orders to enforce the provisions of this paragraph; provided, that the Company and any such stop orders comply with the provisions and limitations set forth in Section 3(i).

                  (d) PIGGY BACK REGISTRATION.

                           (i) REGISTRATION PROCEDURES. If at any time during
the Effectiveness Period there is not an effective Registration Statement covering all of the Registrable Securities and the Company shall determine to prepare and file with the Commission a Registration Statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities, other than on Form S-4 or Form S-8 (each as promulgated under the Securities Act) or their then equivalent forms relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with the stock option or other employee benefit plans, then the Company shall send to each Holder a written notice of such proposed filing at least 25 days before the anticipated filing. The notice referred to in the preceding sentence shall (i) describe the proposed registration and offering and (ii) offer each Holder the opportunity to register, offer or sell such amount of Registrable Securities as any such Holder may request (a "PIGGYBACK REGISTRATION"). If within fifteen days after the date of such notice, any such Holder shall so request in writing, the Company shall include in such Piggyback Registration (and any related qualification under state blue sky laws and other compliance filings, and any underwriting involved therein) all Registrable Securities such Holder requests to be registered; PROVIDED, that, the Company shall not be required to register any Registrable Securities pursuant to this Section 7(d) that at such time may be resold pursuant to Rule 144(k) promulgated under the Securities Act or that are registered under a then effective Registration Statement which is not subject to a discontinuance of disposition pursuant to Section 7(c). Holder will be permitted to withdraw any or all of its Registrable Securities from a Piggyback Registration at any time prior to the effective date of such Piggyback Registration. If a Holder decides not to include all of its Registrable Securities in any Registration Statement thereafter filed by the Company, such Holder shall nevertheless continue to have the right to include any Registrable Securities in any subsequent Registration Statement or Registration Statements as may be filed by the Company with respect to offerings of its securities, all upon the terms and conditions set forth therein.

                           (ii) FIRST PRIORITY PIGGYBACK REGISTRATION. The
Company will cause the managing underwriter or underwriters, if any, of a proposed registration of securities of the Company through underwriters to permit any Holder, if holding Registrable Securities requested to be included in such registration, to include in the registration for such offering all such requested Registrable Securities on the same terms and conditions as any securities of the Company included therein; provided, that the Holder shall give customary representations and warranties and the Holder's indemnification obligations shall be limited as set forth in Section 5(b) hereof. The Company shall cooperate with the Holder in order to limit any representations and warranties to, or agreements with, the Company or the underwriters to be made by Holder only to those representations, warranties or agreements regarding Holder's Registrable Securities and intended method of distribution, and as required by law. If such managing underwriter or underwriters advises Holder in writing to the effect that the total amount of securities that Holder, the Company and any other person propose to include in such offering is such as to materially and adversely affect the success of such offering, such Registrable Securities of such Holder shall be subject to customary underwriter cutbacks applicable to all holders of securities subject to registration in such offering.

                  (e) AMENDMENTS AND WAIVERS, The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the same shall be in writing and signed by the Company and each Holder of the then outstanding Registrable Securities. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of certain Holders and that does not directly or indirectly affect the rights of other Holders may be given by Holders of all of the Registrable Securities to which such waiver or consent relates.

                  (f) NOTICES. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be made in accordance with the provisions of the Purchase Agreement.

                  (g) SUCCESSORS AND ASSIGNS. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties and shall inure to the benefit of each Holder and any permitted transferee. Each Holder may transfer (including, without limitation, by donation, devise or gift) or assign, by written agreement, any or all of such Holder's registration rights granted hereunder to any direct or indirect transferee or assignee of such Holder's Registrable Securities; PROVIDED, that such assignee or transferee shall agree, in form and substance reasonably satisfactory to the Company and the Holders, to be bound by the terms and provisions of this Agreement; PROVIDED, that the Company may not assign its obligations hereunder; FURTHER PROVIDED, that if the Company is a party to any merger, consolidation, recapitalization, reorganization or otherwise pursuant to which the Registrable Securities are converted into or exchanged for securities or the right to receive securities of any other person ("CONVERSION SECURITIES"), then the Company shall not effect any such action unless the issuer of such Conversion Securities shall have previously assumed in writing, to be delivered to all Holders, all obligations of the Company hereunder. Following any such transfer or assignment, such transferring or assigning Holder shall retain all rights under this Agreement with respect to the Registrable Securities that continue to be held by such Holder.

                  (h) EXECUTION AND COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were the original thereof.

                  (i) GOVERNING LAW. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be determined with the provisions of the Purchase Agreement.

                  (j) CUMULATIVE REMEDIES. The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

                  (k) SEVERABILITY. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their reasonable best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction.

                  (l) HEADINGS. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

                  (m) INDEPENDENT NATURE OF PURCHASERS' OBLIGATIONS AND RIGHTS. The obligations of each Holder hereunder are several and not joint with the obligations of any other Holder hereunder, and no Holder shall be responsible in any way for the performance of the obligations of any other Holder hereunder. Nothing contained herein or in any other agreement or document delivered at any closing, and no action taken by any Holder pursuant hereto or thereto, shall be deemed to constitute the Holders as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Holders are in any way acting in concert with respect to such obligations or the transactions contemplated by this Agreement. Each Holder shall be entitled to protect and enforce its rights, including without limitation the rights arising out of this Agreement, and it shall not be necessary for any other Holder to be joined as an additional party in any proceeding for such purpose.

                  (n) DELAYS OR OMISSIONS. It is agreed that no delay or omission to exercise any right, power or remedy accruing to any Holder, upon any breach, default or noncompliance of the Company under this Agreement shall impair any such right, power or remedy, nor shall it be construed to be a waiver of any such breach, default or noncompliance, or any acquiescence therein, or of any similar breach, default or noncompliance thereafter occurring. It is further agreed that any waiver, permit, consent or approval of any kind or character on any Holder's part of any breach, default or noncompliance under the Agreement or any waiver on such Holder's part of any provisions or conditions of this Agreement must be in writing and shall be effective only to the extent specifically set forth in such writing.

         8. INVESTMENT REPRESENTATIONS. Each Selling Shareholder understands that the Purchase Shares are being offered and sold pursuant to a private placement exemption from registration contained in the Securities Act based in part upon such Selling Shareholder's representations contained in this Agreement. Accordingly, each Selling Shareholder, severally and not jointly, represents and warrants to the Company and Purchaser as of the date hereof as follows:

                  (a) Such Selling Shareholder has substantial experience in evaluating and investing in private placement transactions of securities in companies similar to Company so that such Selling Shareholder is capable of evaluating the merits and risks of its investment in Company and has the capacity to protect its own interests. Selling Shareholder understands that it must bear the economic risk of this investment indefinitely unless the Purchase Shares are registered pursuant to the Securities Act, or an exemption from registration is available.

                  (b) Selling Shareholder is acquiring the Purchase Shares for its own account for investment only, and not with a view towards their distribution.

                  (c) Selling Shareholder represents that by reason of its, or of its management's, business or financial experience, Selling Shareholder has the capacity to protect its own interests in connection with the transactions contemplated in the Purchase Agreement. Further, Selling Shareholder is aware of no publication of any advertisement in connection with the transactions contemplated in the Purchase Agreement.

                  (d) Selling Shareholder and each of its members, as applicable, are accredited investors within the meaning of Rule 501(a) of Regulation D under the Securities Act.

                  (e) Selling Shareholder has had an opportunity to discuss Company's business, management and financial affairs with directors, officers and management of Company and has had the opportunity to review Company `s operations and facilities. Selling Shareholder also has had the opportunity to ask questions of and receive answers from Company and its management regarding the terms and conditions of this investment.

                  (f) Selling Shareholder acknowledges and agrees that the Purchase Shares must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Selling Shareholder has been advised or is aware of the provisions of Rule 144 promulgated under the Securities Act as in effect from time to time, which permits limited resale of shares purchased in a private placement subject to the satisfaction of certain conditions, including, among other things: the availability of certain current public information about the Company, the resale occurring following the required holding period under Rule 144 and the number of shares being sold during any three-month period not exceeding specified limitations.

                  (g) The office or offices of Selling Shareholder in which its investment decision was made is located at the address or addresses of Seller set forth in Part 2.23(g) of the Disclosure Schedule. Selling Shareholder is a United States person (as defined by Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended).

                  (h) Selling Shareholder acknowledges and agrees that the Purchase Shares are subject to restrictions on transfer as set forth in the applicable securities laws.

         9. CERTIFICATIONS. All certificates representing the purchase shares shall have endorsed thereon legends in substantially the following forms (in addition to any other legend which may be required by other agreements between the parties hereto):

                  (a) (i) "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY AND ITS COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED."

                           (ii) Any legend required by appropriate blue sky
officials.

                  (b) The Company shall be obligated to reissue promptly certificates without the foregoing legend upon the request of any Holder thereof, if the Holder shall have obtained an opinion of counsel reasonably acceptable to the Company to the effect that the securities proposed to be disposed of may lawfully be disposed of without registration, qualification or legend.

                  (c) Any legend endorsed on an instrument pursuant to applicable state securities laws and the stop-transfer instruction with respect to such securities shall be removed upon receipt by the Company of an opinion of counsel reasonably satisfactory to the Company or an order of the appropriate blue sky authority authorizing such removal.

         10. BOARD REPRESENTATION. As long as Anthony O. Brown ("Brown") and his affiliates collectively own, either directly or beneficially, not less than 495,465 shares of Common Stock, subject to adjustment for any stock split, dividend or other distribution, recapitalization or any similar event (the "BROWN MINIMUM HOLDINGS"), upon written request by Brown, the Company shall use its reasonable best efforts to cause Brown or his designee (which designee must be reasonably acceptable to Acacia) to be elected to the Board of Directors of the Company. Without limitation of the foregoing, the Company shall nominate Brown or his designee to serve on the Board of Directors upon such request by Brown, to be voted on in the next succeeding annual or special meeting for election of directors following such request by Brown, and in successive annual meetings thereafter so long as Brown continues to own the Brown Minimum Holdings, until Brown is so elected, and shall treat Brown or his designee in the same manner as other nominees selected by the Board of Directors of the Company. The parties agree and acknowledge that pursuant to the Company's Bylaws, the Board of Directors has the right to appoint an interim director to fill any vacancy, but any election of a board member must be pursuant to the vote of the Company's shareholders. The provisions of this Section 10 shall survive any termination of this agreement and continue in accordance with the terms hereof. Notwithstanding anything contained in the Agreement to the contrary, the parties hereby acknowledge and agree that Brown shall be entitled to enforce the rights and privileges under this Section 10 in his sole discretion and, without limiting any remedies available at law or equity, Brown shall be entitled to seek specific performance or injunctive relief to enforce this Section 10.

                      [THIS SPACE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties have duly executed this Registration Rights Agreement as of the day and year first above written.


COMPANY:                                 ACACIA RESEARCH CORPORATION,
                                         a Delaware corporation

                                         By: /S/ Robert A Berman
                                             -----------------------------------
                                         Name: Robert A Berman
                                         Title: Chief Operating Officer

PURCHASER:                               ACACIA GLOBAL ACQUISITION CORPORATION,
                                         a Delaware corporation

                                         By: /S/ Robert A Berman
                                             -----------------------------------

                                         Name: Robert A Berman
                                         Title: Chief Operating Officer

SELLER:                                  GLOBAL PATENT HOLDINGS, LLC
                                         an Illinois limited liability company

                                         By: /S/ Anthony O. Brown
                                             -----------------------------------
                                         Name: Anthony O. Brown

                                         Title: Manager

SELLING SHAREHOLDERS:                    By: /S/ Richard Angell
                                             ----------------------------------
                                             Richard Angell

                                         By: /S/ Anthony O. Brown
                                             ----------------------------------
                                             Anthony O. Brown

                                         By: /S/ Scott Paseltiner
                                             ----------------------------------
                                             Scott Paseltiner

                                         By: /S/ Dooyong Lee
                                             ----------------------------------
                                             Dooyong Lee

                                         By: /S/ Scott Turbin
                                             ----------------------------------
                                             Scott Turbin
                                             Partner KDS LLC

                                         By: /S/ Daniel Asher
                                             ----------------------------------
                                             Daniel Asher

                                         By: /S/ Robert Krasnow
                                             ----------------------------------
                                             Robert Krasnow

                                         By: /S/ James D. Esser
                                             ----------------------------------
                                             James D. Esser

                                         By: /S/ Marshall N. Toplansky
                                             ----------------------------------
                                             Marshall N. Toplansky

                                         By: /S/ James Cohen
                                             ----------------------------------
                                             James Cohen

                                         By: /S/ Richard R. Taylor
                                             ----------------------------------
                                             Richard R. Taylor

                                         By: /S/ Thomas M. Harney, Trustee
                                             ----------------------------------
                                             Thomas M. Harney, Trustee
                                             Thomas M. Harney,
                                             Revocable Trust UTD 5/31/88

                                         By: /S/ Michael Vender
                                             ----------------------------------
                                             Michael Vender

                                         By: /S/ Patrick J. McGarvey
                                             ----------------------------------
                                             Patrick J. McGarvey

                                         By: /S/ Jack Lavin
                                             ----------------------------------
                                             Jack Lavin

                                         By: /S/ Thomas Henrich
                                             ----------------------------------
                                             Thomas Henrich

                                   EXHIBIT "A"

                              PLAN OF DISTRIBUTION

         We are registering the shares of AR-Acacia Technologies common stock on behalf of the selling stockholders. A selling stockholder is a person named in the section entitled "Selling Stockholders" and also includes any donee, pledgee, transferee or other successor-in-interest selling shares received after the date of this prospectus from a selling stockholder as a gift or other non-sale related transfer.

         We do not know of any plan of distribution for the resale of our AR-Acacia Technologies common stock by the Selling Stockholders. We will not receive any of the proceeds from the sale by the Selling Stockholders of any of the resale shares.

         We expect that the Selling Stockholders or transferees may sell the resale shares from time to time in one or more transactions on Nasdaq or any other exchange upon which the company may become listed, in privately negotiated transactions, through put or call option transactions relating to the shares, or a combination of such methods of sale, at fixed prices which may be changed, at market prices prevailing at the time of sale, at prices related to such prevailing market prices or at negotiated prices. The Selling Stockholders may sell the resale shares to or through broker-dealers, and such broker-dealers may receive compensation from the Selling Stockholders or the purchasers of the resale shares, or both.

         The selling stockholders may also enter into hedging transactions, options or other transactions with broker-dealers or other financial institutions that require the delivery to these broker-dealers or other financial institutions of shares offered by this prospectus, which shares these broker-dealer or other financial institution may resell pursuant to this prospectus (as amended or supplemented to reflect such transaction). These broker-dealers may receive compensation in the form of discounts, concessions or commissions from selling stockholders and/or the purchasers of shares for whom these broker-dealers may act as agents or to whom they sell as principal, or both. For example, the Selling Stockholders may:

         o enter into transactions with a broker-dealer or affiliate of a broker-dealer or other third party in connection with which that other party will become a Selling Stockholder and engage in short sales of securities under this prospectus, in which case the other party may use securities received from the Selling Stockholders to close out any short positions;

         o sell short the securities under this prospectus and use the securities held by it to close out any short position;

         o enter into options, forwards or other transactions that require the Selling Stockholders to deliver, in a transaction exempt from registration under the Securities Act, the securities to a broker-dealer or an affiliate of a broker-dealer or other third party who may then become a Selling Stockholder and publicly resell or otherwise transfer the securities under this prospectus; or

                               Exhibit A, Page 1

         o loan or pledge the securities to a broker-dealer or an affiliate of a broker-dealer or other third party who may then become a Selling Stockholder and sell the loaned securities or, upon an event of default in the case of a pledge, become a Selling Stockholder and sell the pledged securities, under this prospectus.

         The Selling Stockholders have advised us that they have not entered into any agreements, arrangements or understandings with any underwriter, broker-dealer or agent regarding the sale of their securities.

         The selling stockholders and any broker-dealers that act in connection with the sale of shares may be "underwriters" within the meaning of Section 2(11) of the Securities Act, and any commissions received by these broker-dealers or any profit on the resale of the shares sold by them while acting as principals might be deemed to be underwriting discounts or commissions under the Securities Act.

         Because selling stockholders may be "underwriters" within the meaning of Section 2(11) of the Securities Act, the selling stockholders may be subject to the prospectus delivery requirements of the Securities Act. Furthermore, selling stockholders also may resell all or a portion of the shares in open market transactions in reliance upon Rule 144 under the Securities Act, provided they meet the criteria and conform to the requirements of Rule 144. We have informed the selling stockholders that the anti-manipulative provisions of Regulation M promulgated under the Exchange Act may apply to their sales in the market.

         In addition, if we are notified by a selling stockholder that a donee, pledgee or transferee or other successor in interest intends to sell more than 500 shares, a supplement to this prospectus will be filed.

         At any time a particular offer of resale shares is made, to the extent required, a supplemental prospectus will be distributed which will set forth the number of resale shares offered and the terms of the offering including the name or names of any underwriters, dealers or agents, the purchase price paid by any underwriter for the resale shares purchased from the selling stockholders, any discounts, commission and other items constituting compensation from the selling stockholders and any discounts, concessions or commissions allowed or paid to dealers. We do not presently intend to use any forms of prospectus other than print.

         The Selling Stockholders and any other persons participating in the sale or distribution of the resale shares will be subject to the federal securities laws and must comply with certain terms of the requirements of the Securities Act and the Exchange Act, including Rule 10b-5 and Regulation M under the Exchange Act. These rules and regulations may limit the timing of purchases and sales of shares of our AR-Acacia Technologies common stock by the Selling Stockholders or other persons. Under these rules and regulations, generally, except as otherwise permitted the thereby, Selling Stockholders and other persons participating in the sale or distribution:

                               Exhibit A, Page 2

         o may not engage in any stabilization activity in connection with our AR-Acacia Technologies common stock,

         o must furnish each broker which offers resale shares covered by this prospectus with the number of copies of this prospectus and any supplement which are required by the broker, and

         o may not bid for or purchase any of our AR-Acacia Technologies common stock or attempt to induce any person to purchase any of our AR-Acacia Technologies common stock other than as permitted under the Exchange Act.

         We will make copies of this prospectus available to the Selling Stockholders, and we have informed the Selling Stockholders of the need for delivery of a copy of this prospectus to each purchaser of the resale shares prior to or at the time of any sale of the resale shares offered hereby.

         We may suspend the effectiveness or use of, or trading under, the registration statement if we determine that the sale of any securities pursuant to the registration statement would:

         o materially impede, delay or interfere with any material pending or proposed financing, acquisition, corporate reorganization or other similar transaction involving the company for which we have authorized negotiations; materially adversely impair the consummation of any pending or proposed material offering or sale of any class of securities by the company, or

         o require disclosure of material nonpublic information that, if disclosed at such time, would be materially harmful to the interests of the company and our stockholders.

         We will pay all costs and expenses associated with registering and qualifying the resale shares being offered hereunder with the SEC and any state securities agencies. The selling stockholders will bear their own legal fees and costs and all commissions, discounts and expenses of underwriters or brokers, if any, attributable to the sales of the shares.

         We and the selling stockholders have agreed to indemnify each other against certain liabilities that could arise from the registration and sale of the shares.

                               Exhibit A, Page 3